Exhibit 99.2

1 Broadwind | Investor Presentation 2023 Second Quarter 2026 Conference Call Presentation August 11, 2026

2 Broadwind | Investor Presentation 2023 SAFE HARBOR STATEMENT This document contains “forward looking statements” — that is, statements related to future, not past, events — as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management . We have tried to identify forward looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward looking statements . Forward looking statements include any statement that does not directly relate to a current or historical fact . Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following : ( i ) the impact of our sale of the Abilene, Texas production facility and its effect on our financial results, (ii) our expectations and beliefs with respect to our financial guidance as set forth in our press releases from time to time, (iii) the impact of global health concerns on the economies and financial markets and the demand for our products ; (iv) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related phase out, extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States ; (v) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units ; (vi) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow ; (vii) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary ; (viii) our ability to continue to grow our business organically and through acquisitions ; (ix) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows ; (x) information technology failures, network disruptions, cybersecurity attacks or breaches in data security ; (xi) the sufficiency of our liquidity and alternate sources of funding, if necessary ; (xii) our ability to realize revenue from customer orders and backlog ; (xiii) the economy and the potential impact it may have on our business, including our customers ; (xiv) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets ; (xv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities ; (xvi) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers ; (xvii) the effects of the change of administrations in the U . S . federal government ; (xviii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions ; (xix) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986 , as amended ; (xx) the effects of proxy contests and actions of activist stockholders ; (xxi) the limited trading market for our securities and the volatility of market price for our securities ; (xxii) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future) ; and (xxiii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price . These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2025 . We are under no duty to update any of these statements . You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change . Accordingly, forward - looking statements should not be relied upon as a predictor of actual results .

PERFORMANCE SUMMARY

4 Broadwind | Investor Presentation 2023 PERFORMANCE UPDATE 2Q26 Performance Scale drives improved profitability in core businesses. Industrial Solutions generated an EBITDA margin of nearly 19%, while higher volumes drove improved profitability y/y in Gearing Power generation demand drove order growth in Industrial Solutions and Gearing, increasing 24% and 138% y/y, respectively Strong customer demand drove backlog growth. Combined Industrial Solutions and Gearing backlog increased 93% year - over - year Liquidity supports long - term growth objectives. Cash and credit line availability of $31.3 million as of June 30, 2026 , with $6.3 million of total debt Investment Thesis Building a platform for profitable growth Second Quarter 2026 The divestiture of the production facilities in Abilene, TX and Manitowoc, WI, and the strategic exit from the wind fabrication business, increases exposure to the power generation and critical infrastructure end markets, optimizes our asset base, and improves balance sheet optionality Positioned to redeploy capital toward bolt - on acquisitions within power generation and critical infrastructure; focused on margin accretive businesses capable of supporting profitable growth, over the long - term Domestic acquisition strategy will seek to capitalize on nearly $300 million of net operating loss carryforwards 100% domestic precision manufacturing footprint remains a competitive advantage in the current operating environment Successfully reallocating production capacity toward stable, recurring project revenue streams across diverse end - markets Driving scale and profitability in core businesses Positioned to capitalize on accelerating power generation and critical infrastructure demand Expanding precision manufacturing capabilities. Evaluating opportunities to increase scale and capabilities through disciplined acquisitions

CONSOLIDATED FINANCIAL PERFORMANCE

Strategic focus on power generation and critical infrastructure markets yielding positive results

Core businesses drove significant year-over-year improvement

Strong demand across Industrial Solutions and Gearing drove a 67% y/y increase in revenue

Gross profit increased to $3.8 million, supported by higher volumes and improved contribution from our core precision manufacturing businesses

Adjusted EBITDA improved to $1.6 million, reflecting improved operating leverage

Total Revenue*
($MM)



$14.5
$24.3
2Q25
2Q26

Gross Profit*
($MM)



$1.0
$3.8
2Q25
2Q26

Adjusted EBITDA*
($MM)



($1.1)
$1.6
2Q25
2Q26

Loss From Continuing Operations*
($MM)



($3.0)
($0.7)
2Q25
2Q26

* Reflects continuing operations and excludes the exited wind and industrial fabrication businesses.

Broadwind | Investor Presentation 5

6 Broadwind | Investor Presentation 2023 Second Quarter 2026 GEARING SEGMENT Accelerating demand supports growth across power generation and the oil & gas end markets Segment orders increased 138% y/y to $16.2 million, driven by strength in power generation, oil & gas, and steel end - markets Backlog growth provides enhanced visibility ; backlog increased 164% y/y to $37.6 million as of June 30, 2026 Segment revenue increased 24% y/y, driven by strength in power generation and oil & gas Higher sales volumes drove improved segment margin realization Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) Segment Revenue ($MM) $7.3 $9.0 2Q25 2Q26 ($0.1) $0.4 2Q25 2Q26 $6.8 $16.2 2Q25 2Q26 $14.2 $37.6 2Q25 2Q26

7 Broadwind | Investor Presentation 2023 Second Quarter 2026 INDUSTRIAL SOLUTIONS SEGMENT Natural gas turbine demand drove revenue growth, record orders and backlog, and margin expansion In 2Q26, segment revenue increased 79% y/y to $13.2 million driven by demand for components serving both new - build and aftermarket applications New - build demand supported record orders; Segment orders increased 24% y/y to a record $17.2 million Record backlog supports future growth; backlog increased 59% y/y in 2Q26 to a record $47.4 million Favorable product mix and improved operating leverage drove increased profitability; segment EBITDA increased to $2.5 million, or 19% of sales Segment Revenue ($MM) Segment EBITDA ($MM) Segment Orders ($MM) Segment Backlog at Quarter - End ($MM) EBITDA margin rate +1146 bps y/y to 15.5% $7.4 $13.2 2Q25 2Q26 $0.7 $2.5 2Q25 2Q26 $13.9 $17.2 2Q25 2Q26 $29.9 $47.4 2Q25 2Q26

8 Broadwind | Investor Presentation 2023 Enhanced financial flexibility supports strategic capital deployment and future growth Cash and availability under the credit facility was $40.1 million, or $31.3 million after adjusting for the minimum excess availability requirement under the amended credit agreement, as of June 30, 2026 Capital allocation priorities remain focused on disciplined M&A in complementary, accretive bolt - on acquisitions, organic investments, debt reduction, and opportunistic share repurchases Cash and LOC Availability at Quarter - End ($MM) Total Debt & Finance Leases Outstanding ($MM) Total Inventory ($MM) Second Quarter 2026 BALANCE SHEET UPDATE Total Net Operating Working Capital ($MM) $14.9 $31.3 2Q25 2Q26 $29.0 $6.3 2Q25 2Q26 $27.0 $32.9 2Q25 2Q26 $25.6 $28.2 2Q25 2Q26

APPENDIX

10 Broadwind | Investor Presentation 2023 APPENDIX Balance Sheet

11 Broadwind | Investor Presentation 2023 APPENDIX Income Statement

12 Broadwind | Investor Presentation 2023 APPENDIX Statement of Cash Flows

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Loss From Continuing Operations	$ (684)	$ (2,982)	$ (2,281)	$ (5,226)
Interest Expense	418	591	880	976
Income Tax Provision	24	2	76	17
Depreciation and Amortization	775	732	1,516	1,467
Share-based Compensation and Other Stock Payments	401	454	668	764
Transaction Costs	616	83	735	83
Adjusted EBITDA (Non-GAAP)	$ 1,550	$ (1,120)	$ 1,594	$ (1,919)

Gearing	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Loss From Continuing Operations	$ (287)	$ (878)	$ (400)	$ (1,839)
Interest Expense	47	58	96	121
Income Tax Provision	16	1	23	7
Depreciation and Amortization	530	550	1,059	1,099
Share-based Compensation and Other Stock Payments	109	123	194	221
Adjusted EBITDA (Non-GAAP)	$ 415	$ (146)	$ 972	$ (391)

Industrial Solutions	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Income From Continuing Operations	$ 2,000	$ 319	$ 3,397	$ 516
Interest Expense	260	135	432	249
Income Tax Provision	71	23	127	35
Depreciation and Amortization	79	114	175	228
Share-based Compensation and Other Stock Payments	74	81	121	135
Adjusted EBITDA (Non-GAAP)	$ 2,484	$ 672	$ 4,252	$ 1,163

Corporate and Other	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Loss From Continuing Operations	$ (2,397)	$ (2,423)	$ (5,278)	$ (3,903)
Interest Expense	111	398	352	606
Income Tax Expense	(63)	(22)	(74)	(25)
Depreciation and Amortization	166	68	282	140
Share-based Compensation and Other Stock Payments	218	250	353	408
Transaction Costs	616	83	735	83
Adjusted EBITDA (Non-GAAP)	$ (1,349)	$ (1,646)	$ (3,630)	$ (2,691)

Broadwind | Investor Presentation 2

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14 Broadwind | Investor Presentation 2023 APPENDIX Segment - Level Data

15 Broadwind | Investor Presentation 2023 Please contact our investor relations team at BWEN@val - adv.com IR CONTACT